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                                           SECURITIES AND EXCHANGE COMMISSION
                                                   WASHINGTON, D.C. 20549

                                                     ------------------

                                                        FORM 8-K

                                                     CURRENT REPORT

                                             PURSUANT TO SECTION 13 OR 15(d) of the
                                              SECURITIES EXCHANGE ACT OF 1934

                                                     ------------------


                                                   Date of Report: September 24, 2001

                                                    AVID SPORTSWEAR & GOLF CORP.
                                                    ----------------------------
                                            (Exact Name of Registrant as Specified in Charter)


                Florida                                000-28321                             88-0374969
                -------                                ---------                             ----------
      (State or other jurisdiction                    (Commission                           (IRS Employer
           of incorporation)                          File Number)                       Identification No.)


19143 South Hamilton Avenue, Gardena, California                                                90248
------------------------------------------------                                                -----
(Address of principal executive offices)                                                     (Zip code)


Registrant's telephone number, including area code:                                        (310) 436-1500
                                                                                           --------------
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ITEM 6.  RESIGNATION OF REGISTRANT'S DIRECTORS.

         Effective September 24, 2001, Earl T. Ingarfield resigned as a director of Avid Sportswear & Golf Corp., a Nevada corporation (the "Company"). The
Company  does  not  believe  that  Mr.  Ingarfield  resigned  as a  result  of a disagreement with the Company on any matter relating to the Company's operations, policies or practices and Mr. Ingarfield did not furnish a letter to the Company with respect to any such disagreement.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATE:  OCTOBER 8, 2001            AVID SPORTSWEAR & GOLF CORP.

                                  By: /s/ Frank Jakovac
                                     ------------------------------------------
                                  Name:   Frank Jakovac
                                  Its:    Chief Executive Officer and President